 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): December 30, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on November 15, 2019, the Company issued $66 million aggregate principal amount of senior convertible notes (the “November 2019 Notes”) that are convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), to certain private investors (the “Investors”) pursuant to a Securities Exchange Agreement, dated November 8, 2019 (the “Prior Exchange Agreement”), by and among the Company and the Investors. The entry into the Prior Exchange Agreement, the issuance of the November 2019 Notes and related matters were reported in Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on November 12, 2019 (the “Prior 8-K”) and November 21, 2019, which are incorporated herein by reference.

On December 30, 2019, the Company entered into separate exchange agreements (the “Exchange Agreements”) with each of the Investors, pursuant to which the Company and the Investors agreed to exchange the November 2019 Notes for (i) new senior convertible notes in an aggregate principal amount of $51 million (the “New Notes”), (ii) an aggregate of 2,742,160 shares of Common Stock (the “Exchange Shares”), (iii) rights (the “Rights”) to acquire up to an aggregate of 2,484,321 shares of Common Stock, (iv) warrants (the “Warrants”) to purchase up to an aggregate of 3,000,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $3.25 per share, with an exercise term of two years from issuance, (v) accrued and unpaid interest on the November 2019 Notes (payable on or prior to January 31, 2020) and (vi) cash fees in an aggregate amount of $1.0 million (payable on or prior to January 31, 2020) (the “Exchange”). The Exchange Agreements include customary representations, warranties and covenants of the parties, and incorporate the representations, warranties and covenants of the parties contained in the Prior Exchange Agreement, except that the deadline for the Company to seek the Stockholder Approval (as defined in the Prior 8-K) was extended from January 31, 2020 to March 15, 2020.

The New Notes have substantially similar terms as the November 2019 Notes, except that (i) the Company would not be required to redeem the New Notes in an aggregate principal amount of $10 million on December 31, 2019, (ii) the Company would only be required to redeem the New Notes in an aggregate amount of $10 million following the receipt by the Company of at least $80 million of aggregate net cash proceeds from one or more financing transactions (as opposed to $75 million of aggregate net cash proceeds under the November 2019 Notes), and at a price of 107% of the amount being redeemed (as opposed to a price of at least 110% under the November 2019 Notes), (iii) the financing activity requirement was reduced such that the Company would only be required to raise aggregate net cash proceeds of $50 million from one or more financing transactions by January 31, 2020 (as opposed to a requirement to raise aggregate net cash proceeds of $30 million by December 31, 2019 and an additional $75 million by March 15, 2020 under the November 2019 Notes), (iv) the Company would have until January 31, 2020 to comply with certain covenants related to the repayment, conversion or exchange into equity or amendment of certain outstanding indebtedness of the Company, and (v) the deadline for the Company to seek the Stockholder Approval would be extended from January 31, 2020 to March 15, 2020.

The exercise price of the Warrants is subject to standard adjustments but does not contain any anti-dilution protection, and the Warrants only permit “cashless” or “net” exercise to the extent that there is not an effective registration statement covering the resale of the applicable Warrant Shares. In addition, the Investors may not exercise the Warrants, and the Company may not effect any exercise of the Warrants, to the extent that, (i) after giving effect to such exercise, the applicable Investor, together with its affiliates, would beneficially own in excess of 4.99% (or such other percentage as determined by the Investor and notified to the Company in writing, not to exceed 9.99%, provided that any increase of such percentage will not be effective until 61 days after notice thereof) of the number of shares of Common Stock outstanding after giving effect to such exercise or (ii) the aggregate number of shares issued with respect to the Warrants, the New Notes, the Rights and any other transaction aggregated for such purpose, including the issuance of the Exchange Shares, after giving effect to such exercise, would exceed the Exchange Cap (as defined in the Prior 8-K), unless the Stockholder Approval has been obtained. In the event that after January 31, 2020 the Company is prohibited from issuing shares of Common Stock upon exercise of the Warrants as a result of the Exchange Cap, the Company shall pay cash in lieu of any shares that would otherwise be deliverable upon an exercise of the Warrants in excess of the Exchange Cap.

The Investors may not exercise the Rights, and the Company may not effect any exercise of the Rights, to the extent that, (i) after giving effect to such exercise, the applicable Investor, together with its affiliates, would beneficially own in excess of 4.99% (or such other percentage as determined by the Investor and notified to the Company in writing, not to exceed 9.99%, provided that any increase of such percentage will not be effective until 61 days after notice thereof) of the number of shares of Common Stock outstanding after giving effect to such exercise or (ii) the aggregate number of shares issued with respect to the Rights, the New Notes, the Warrants and any other transaction aggregated for such purpose, including the issuance of the Exchange Shares, after giving effect to such exercise, would exceed the Exchange Cap, unless the Stockholder Approval has been obtained. In the event that after January 31, 2020 the Company is prohibited from issuing shares of Common Stock upon exercise of the Rights as a result of the Exchange Cap, the Company shall pay cash in lieu of any shares that would otherwise be deliverable upon an exercise of the Rights in excess of the Exchange Cap.

The closing of the Exchange (the “Closing”) is expected to occur on or about January 7, 2020, subject to customary closing conditions.

The foregoing descriptions of the Exchange Agreements, the New Notes and the Warrants are qualified in their entirety by reference to the form of Exchange Agreement, the form of New Note and the form of Warrant, which are filed hereto as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

The Exchange Shares, the New Notes, the Rights and the Warrants (including the shares of Common Stock underlying the New Notes, the Rights and the Warrants) were issued in a private exchange pursuant to the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
4.1	Form of New Note
4.2	Form of Warrant
10.1	Form of Exchange Agreement, dated December 30, 2019, by and between the Company and each of the Investors

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the timing of the Closing and related matters. These statements are subject to risks and uncertainties, including the failure of closing conditions to be satisfied, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: December 30, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Business Officer